UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2011

Carrols Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York		13203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Carrols Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-06553	16-0958146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York		13203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 9, 2011, Carrols Restaurant Group, Inc. (the “Company”), the parent company of Carrols Corporation, held its Annual Meeting of Stockholders (the “Meeting”).

At the Meeting, stockholders voted to re-elect directors Joel M. Handel and Clayton E. Wilhite to the Company’s Board of Directors. Messrs. Handel and Wilhite each will serve as a Class II Director for a three year term that expires at the Company’s Annual Meeting of Stockholders to be held in 2014 or until their respective successors shall have been elected and shall qualify. Stockholders voted to adopt an amendment to the Carrols Restaurant Group, Inc. 2006 Stock Incentive Plan as amended, (the “2006 Stock Incentive Plan”) and to approve the 2006 Stock Incentive Plan, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Stockholders also voted to adopt, on an advisory basis, a resolution approving the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement under “Executive Compensation” and selected, on an advisory basis, the frequency of the advisory stockholder vote on the compensation of the Company’s Named Executive Officers to be every three years. Stockholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year. The results of voting on the matters submitted to the stockholders are as follows:

Proposal 1. Election of Class II Directors, Joel M. Handel and Clayton E. Wilhite:

Name	For	Withheld	Broker Non-Votes
Joel M. Handel	16,785,309	770,644	2,554,975
Clayton E. Wilhite	17,215,644	340,309	2,554,975

Proposal 2. Adoption of an amendment to the 2006 Stock Incentive Plan and approval of the 2006 Stock Incentive Plan for purposes of complying with Section 162(m) of the Code:

For	Against	Abstain	Broker Non-Votes
15,898,559	1,603,605	53,789	2,554,975

Proposal 3. Adoption, on an advisory basis, of a resolution approving the compensation of the Named Executive Officers as described in the Proxy Statement under “Executive Compensation”:

For	Against	Abstain	Broker Non-Votes
17,491,556	10,418	53,979	2,554,975

Proposal 4. Selection, on an advisory basis, of the frequency of the advisory stockholder vote on compensation of the Company’s Named Executive Officers:

3 years	2 years	1 year	Abstain
13,304,537	26,655	4,194,754	30,007

Based on the results of the stockholder advisory vote, the Company has determined, consistent with the recommendation of the Company’s Board of Directors stated in the Company’s Proxy Statement for the Meeting, that it will hold a stockholder advisory vote on the compensation of the Company’s Named Executive Officers every three years.

Proposal 5. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year.

For	Against	Abstain	Broker Non-Votes
20,075,366	2,560	33,002	0

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date:	June 13, 2011

By:	/s/ Joseph A. Zirkman
Name:	Joseph A. Zirkman
Title:	Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS CORPORATION

Date:	June 13, 2011

By:	/s/ Joseph A. Zirkman
Name:	Joseph A. Zirkman
Title:	Vice President, General Counsel and Secretary